Marketable Securities	9 Months Ended
Sep. 30, 2015
Marketable Securities [Abstract]
Marketable Securities
Marketable Securities
Our investments in marketable securities are classified as available-for-sale securities in accordance with ASC Topic 320, Investments — Debt and Equity Securities. These securities are carried at their fair value, and all unrealized gains and losses are recorded within other comprehensive income. Marketable securities are classified as current for those expected to mature or be sold within 12 months and the remaining portion is classified as non-current. The cost of investment securities sold is determined by the specific identification method.
As of September 30, 2015, we had no marketable securities. As of December 31, 2014, we had current marketable securities totaling $2.6 million, respectively, consisting of investments in corporate and government bonds, all of which were valued at fair value using a market approach.
The following tables present a summary of our marketable securities as of December 31, 2014 (in thousands):

	Amortized Cost	Gross Unrealized Gains	Gross Unrealized (Losses)	Estimated Fair Value
At December 31, 2014
Available-for-sale marketable securities
Corporate debt securities	566	—	—	566
U.S. government debt securities	2,009	—	—	2,009
Total available-for-sale marketable securities	$2,575	$—	$—	$2,575